EXHIBIT 99.1

         American River Bankshares' 3rd Quarter Net Income Increases 77%

Sacramento, CA, October 18, 2005 - American River Bankshares (NASDAQ: AMRB) today reported net income for the third quarter of 2005 of $2,376,000, a 77.4% increase from $1,339,000 during the third quarter of 2004. Diluted earnings per share increased 48.3% to $0.43 from $0.29 diluted earnings per share during the third quarter of 2004.

Net income for the nine months ended September 30, 2005 rose 68.5% to $6,617,000 from $3,926,000 and diluted earnings per share increased 42.4% to $1.21 compared to $0.85 diluted earnings per share for the nine months ended September 30, 2004. Also for the nine months ended September 30, 2005, net interest income increased 40.0% to $19,507,000 from $13,929,000 for the nine months ended September 30, 2004.

"American River Bankshares continues to steadily grow assets, providing exceptional returns for our shareholders, which allowed us to increase our dividend for the past three consecutive quarters," said David T. Taber, President and CEO of American River Bankshares. "We remain focused on building business through our core banking operations in the Greater Sacramento, Amador, Sonoma and South Placer markets."

Net interest income for the third quarter of 2005 increased 38.7% to $6,753,000 from $4,869,000 in the same quarter last year. The increase relates to an increase in average earning assets of $142,372,000, compared to an increase of $96,823,000 in interest-bearing liabilities. Average noninterest-bearing deposits increased $42,346,000, which was invested mainly in interest bearing loans and investments.

Noninterest income for the third quarter of 2005 increased 34.7% to $594,000 from $441,000 recorded in the third quarter of 2004 due to increased business as a result of the Bank of Amador merger, specifically a 31.2% increase in service fees and a 207.1% increase in residential lending fees. Noninterest expense increased 23.1% to $3,464,000 from $2,814,000, mainly related to increases in salaries and benefits and premises and equipment as a result of the three offices acquired from the Bank of Amador in the 4th quarter of 2004. Noninterest income for the nine months ended September 30, 2005 decreased 7.0% to $1,759,000 from $1,892,000 and noninterest expense increased 13.0% to $10,195,000 from $9,026,000 for the nine months ended September 30, 2004.

Net loans increased $5,789,000 (1.6%) over the nine months ended September 30, 2005 and 3.5% since June 30, 2005. Total deposits increased $43,258,000 (9.1%) at September 30, 2005 to $518,655,000 from $475,387,000 at December 31, 2004.
Investment securities increased 10.1% to $175,539,000 from $159,402,000 at December 31, 2004.

Credit quality remains excellent, with nonperforming loans and leases at 0.05% of total loans and leases and annualized net chargeoffs for the first nine months of 2005 at 0.04% of average loans and leases, remaining below industry averages. Additions to the allowance for loan and lease losses decreased from $695,000 in the first nine months of 2004 to $272,000 in 2005. The Company's excellent credit quality allowed it to reduce the allocations. The reserve as a percentage of loans and leases was 1.56% at September 30, 2005.

Performance measures continue to be outstanding; in the third quarter of 2005, the Return on Average Assets (ROAA) was 1.54%, Return on Average Equity (ROAE) was 15.32%, Return on Average Tangible Equity (ROATE) was 21.74% and the efficiency ratio was 45.44%. Over the nine months ended September 30, 2005, the Company has a ROAA of 1.49%, ROAE of 14.71%, ROATE of 21.11% and an efficiency ratio of 46.21%.

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Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 87th consecutive profitable quarter.

o American River Bankshares increased its quarterly cash dividend 15% over the cash dividend paid in the prior quarter, continuing a tradition of commitment that includes thirty-one cash dividends since 1992.

o Net interest margin for the quarter ended September 30, 2005 was 4.92% compared to 4.78% for the quarter ended September 30, 2004. Net interest margin for the nine months ended September 30, 2005 was 4.95% compared to 4.85% for the nine months ended September 30, 2004.

o American River Bank's five offices in the Greater Sacramento Area and Placer County increased deposits 14.3% to $343,676,000 at September 30, 2005 from $300,798,000 at December 31, 2004. Loans increased 2.0% to $210,690,000 as of September 30, 2005 from $206,499,000 at December 31,
     2004.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, experienced a decrease in deposits of 0.8% to $62,509,000 at September 30, 2005 from $62,988,000 as of December 31, 2004. Loans increased marginally to $73,804,000 at September 30, 2005 from $73,670,000 as of December 31, 2004.

o Bank of Amador, a division of American River Bank with three offices in Amador County, experienced a decrease in deposits of 0.7% to $113,421,000 at September 30, 2005 from $114,255,000 at December 31, 2004. Loans increased 2.1% to $79,452,000 at September 30, 2005 from $77,795,000 at
     December 31, 2004.

o The Healdsburg Office of North Coast Bank completed a $300,000 remodel. The office was remodeled to reflect the relationship-orientated philosophy of the Bank, removing the traditional teller line in favor of a business environment with comfortable seating areas, sit-down client service desks and local artwork.

o Amy J. Wheeler joined American River Bankshares as Vice President and Risk Manager. Ms. Wheeler has 18 years of industry experience and is responsible for company-wide risk management, including internal controls and compliance with Sarbanes-Oxley regulations. Ms. Wheeler is a Certified Regulatory Compliance Manager and a Certified Anti-Money Laundering Specialist.

o Erik A. Lawson, CPA, joined American River Bankshares as Vice President and Controller. Mr. Lawson has 11 years of industry experience and is responsible for overseeing the accounting department, as well as financial and regulatory reporting.

o Georgia Presnell, Secretary at the Point West Office of American River Bank, was selected as Outstanding Older Worker for the State of California by Experience Works, a non-profit organization that supports mature workers. Georgia, who is 86 years old and works 40 hours a week, was selected for her leadership, mentoring and over 30 years of service to a variety of community projects, including the March of Dimes and Soroptimist International.

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About American River Bankshares
-------------------------------

American River Bankshares [NASDAQ: AMRB] is the parent company of American River Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador County. For more information, please call 916-565-6100 or visit www.amrb.com; www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.



Forward-Looking Statement
-------------------------

In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, changes in the interest environment including interest rates charged on loans, earned on securities investments and paid on deposits, competition effects, fee and other non interest income earned, general economic conditions, nationally, regionally, and in the operating market areas of the Company and its subsidiaries, changes in the regulatory environment, changes in business conditions and inflation, changes in securities markets, data processing problems, a decline in real estate values in the Company's market area, the conduct of the war on terrorism, the threat of terrorism or the impact of potential military conflicts and the conduct of war on terrorism by the United States and its allies, as well as other factors. To gain a more complete understanding of the uncertainties and risks involved in the Company's business, this press release should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2004, and subsequent quarterly reports on Form 10Q and current reports on Form 8-K.

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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                           September 30    September 30         %        December 31
               ASSETS                                          2005            2004          Change          2004
                                                           ----------------------------------------------------------
Cash and due from banks                                    $  38,215,000   $  41,439,000         (7.8%) $  28,115,000
Federal funds sold                                             1,100,000       2,800,000        (60.7%)     7,000,000
Interest-bearing deposits in bank                              5,339,000       5,641,000         (5.4%)     5,939,000
Investment securities                                        175,539,000     128,955,000         36.1%    159,402,000
Loans and leases:
   Real estate                                               265,974,000     191,078,000         39.2%    264,321,000
   Commercial                                                 70,407,000      57,512,000         22.4%     66,864,000
   Lease financing                                             7,809,000      10,164,000        (23.2%)     9,994,000
   Other                                                      20,543,000      14,374,000         42.9%     17,669,000
   Deferred loan and lease originations fees, net               (786,000)       (631,000)        24.6%       (885,000)
   Allowance for loan and lease losses                        (5,691,000)     (4,496,000)        26.6%     (5,496,000)
                                                           ----------------------------------------------------------
 Total loans and leases, net                                 358,256,000     268,001,000         33.7%    352,467,000
                                                           ----------------------------------------------------------
Bank premises and equipment                                    1,983,000       1,734,000         14.4%      1,876,000
Accounts receivable servicing receivable, net                  2,486,000       2,152,000         15.5%      2,409,000
Intangible assets                                             18,119,000          63,000          n/m      18,329,000
Accrued interest and other assets                             12,937,000       5,892,000        119.6%     11,129,000
                                                           ----------------------------------------------------------
                                                           $ 613,974,000   $ 456,677,000         34.4%  $ 586,666,000
                                                           ==========================================================

        LIABILITIES & EQUITY
Noninterest-bearing deposits                               $ 175,516,000   $ 126,969,000         38.2%  $ 143,710,000
Interest checking, money market & savings                    225,311,000     182,322,000         23.6%    225,382,000
Time deposits                                                117,828,000      65,946,000         78.7%    106,295,000
                                                           ----------------------------------------------------------
   Total deposits                                            518,655,000     375,237,000         38.2%    475,387,000
                                                           ----------------------------------------------------------
Short-term borrowings                                         18,860,000      28,356,000        (33.5%)    24,457,000
Long-term debt                                                 8,286,000       9,846,000        (15.8%)     9,832,000
Accrued interest and other liabilities                         5,961,000       4,137,000         44.1%     18,000,000
                                                           ----------------------------------------------------------
   Total liabilities                                         551,762,000     417,576,000         32.1%    527,676,000
   Total equity                                               62,212,000      39,101,000         59.1%     58,990,000
                                                           ----------------------------------------------------------
                                                           $ 613,974,000   $ 456,677,000         34.4%  $ 586,666,000
                                                           ==========================================================

Nonperforming loans and leases to total loans and
 leases                                                             0.05%           0.04%                        0.07%
Net chargeoffs to average loans and leases
(annualized)                                                        0.04%           0.07%                        0.08%
Allowance for loan and lease loss to total loans and
 leases                                                             1.56%           1.65%                        1.54%
Leverage Ratio                                                      7.50%           8.61%                        8.35%
Tier 1 Risk-Based Capital Ratio                                    10.52%          12.27%                        9.65%
Total Risk-Based Capital Ratio                                     11.78%          13.52%                       10.90%

n/m = not meaningful

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

American River Bankshares
Consolidated Statement of Income (Unaudited)
                                                                                       For the Nine Months
                                           Third          Third                        Ended September 30
                                          Quarter        Quarter           %      ---------------------------      %
                                            2005           2004         Change        2005           2004        Change
                                       ---------------------------------------------------------------------------------
Interest income                        $  8,562,000   $  5,672,000         51.0%  $ 24,247,000   $ 16,141,000       50.2%
Interest expense                          1,809,000        803,000        125.3%     4,740,000      2,212,000      114.3%
                                       ---------------------------------------------------------------------------------
Net interest income                       6,753,000      4,869,000         38.7%    19,507,000     13,929,000       40.0%
Provision for loan and lease losses               0        266,000          n/m        272,000        695,000      (60.9%)
Total noninterest income                    594,000        441,000         34.7%     1,759,000      1,892,000       (7.0%)
Total noninterest expense                 3,464,000      2,814,000         23.1%    10,195,000      9,026,000       13.0%
                                       ---------------------------------------------------------------------------------

Income before taxes                       3,883,000      2,230,000         74.1%    10,799,000      6,100,000       77.0%
Income taxes                              1,507,000        891,000         69.1%     4,182,000      2,174,000       92.4%
                                       ---------------------------------------------------------------------------------

Net income                             $  2,376,000   $  1,339,000         77.4%  $  6,617,000   $  3,926,000       68.5%
                                       =================================================================================

Basic earnings per share               $       0.44   $       0.30         46.7%  $       1.24   $       0.89       39.3%
Diluted earnings per share                     0.43           0.29         48.3%          1.21           0.85       42.4%
Trailing 12-month diluted earnings
   per share                                   1.60           1.10         45.5%

Net interest margin as a percentage            4.92%          4.78%                       4.95%          4.85%

Operating Ratios:
Return on average assets                       1.54%          1.19%                       1.49%          1.24%
Return on average equity                      15.32%         13.96%                      14.71%         14.13%
Return on average tangible equity             21.74%         13.98%                      21.11%         14.16%
Efficiency ratio (fully taxable
   equivalent)                                45.44%         52.56%                      46.21%         56.59%

Earnings per share have been adjusted for a 5% stock dividend distributed in 2004.

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

American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                               Third         Second           First        Fourth
                                              Quarter        Quarter         Quarter       Quarter
                                                2005           2005            2005          2004
                                            ---------------------------------------------------------
Interest income                             $  8,562,000   $  8,011,000   $  7,674,000   $  6,495,000
Interest expense                               1,809,000      1,572,000      1,359,000      1,006,000
                                            ---------------------------------------------------------
Net interest income                            6,753,000      6,439,000      6,315,000      5,489,000
Provision for loan and lease losses                    0         55,000        217,000        200,000
Total noninterest income                         594,000        584,000        581,000        503,000
Total noninterest expense                      3,464,000      3,403,000      3,328,000      2,687,000
                                            ---------------------------------------------------------
Income before taxes                            3,883,000      3,565,000      3,351,000      3,105,000
Income taxes                                   1,507,000      1,375,000      1,300,000      1,204,000
                                            ---------------------------------------------------------

Net income                                  $  2,376,000   $  2,190,000   $  2,051,000   $  1,901,000
                                            =========================================================

Basic earnings per share                    $       0.44   $       0.41   $       0.38   $       0.40
Diluted earnings per share                          0.43           0.40           0.37           0.39

Net interest margin as a percentage                 4.92%          4.97%          4.96%          4.90%

Quarterly Operating Ratios:
Return on average assets                            1.54%          1.50%          1.43%          1.51%
Return on average equity                           15.32%         14.68%         14.08%         16.70%
Return on average tangible equity                  21.74%         21.13%         20.40%         19.14%
Efficiency ratio (fully tax equivalent)            45.44%         46.72%         47.75%         44.44%

Earnings per share have been adjusted for a 5% stock dividend distributed in 2004.


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